Supplement dated July 27, 2026
to the following statutory prospectus(es):
Monument Advisor Select dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Appendix D: Financial Intermediary Variations is updated to add the following:
LPL Enterprise
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If an applicant is applying for a qualified contract (IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the ROP Enhanced Death Benefit Rider is elected.
Information in Appendix D: Financial Intermediary Variations relating to Merrill Lynch is updated as follows:
Merrill Lynch
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Financial professionals of this firm will not recommend the ROP Enhanced Death Benefit Rider.
•
If an applicant is applying for a qualified contract (IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract.
•
Financial professionals of this firm will not recommend this contract if an applicant is over age 90 at the time of application.
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Financial professionals of this firm will not recommend allocations to the following sub-accounts:
❍
Ivy Asset Strategy Fund
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Financial professionals of this firm will not recommend this contract within an inherited IRA.
PROS-1203